UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2020

BROWN & BROWN, INC.

(Exact name of registrant as specified in its charter)

Florida	001-13619	59-0864469
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Ridgewood Avenue, Daytona Beach, Florida 32114

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (386) 252-9601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 6, 2020, the Company held its Annual Meeting of Shareholders (the “Meeting”).  Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

A total of 283,526,476 shares were outstanding and entitled to vote as of March 2, 2020 (the record date for the Meeting).  Of this amount 242,528,121 shares, representing approximately 85% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

At the Meeting, shareholders elected J. Hyatt Brown, Samuel P. Bell, III, Hugh M. Brown, J. Powell Brown, Lawrence L. Gellerstedt III, James C. Hays, Theodore J. Hoepner, James S. Hunt, Toni Jennings, Timothy R.M. Main, H. Palmer Proctor, Jr., Wendell S. Reilly and Chilton D. Varner to serve as directors until the next annual meeting of shareholders and until their respective successors are elected and qualified.

The table below sets out the number of votes cast for, and votes withheld from, each director:

Directors	Votes For	Votes Withheld	Broker Non-Votes
J. Hyatt Brown	223,147,983	19,298,420	81,718
Samuel P. Bell, III	224,498,649	17,947,754	81,718
Hugh M. Brown	236,274,114	6,172,289	81,718
J. Powell Brown	239,877,790	2,568,613	81,718
Lawrence L. Gellerstedt III	241,843,652	602,751	81,718
James C. Hays	227,570,088	14,876,315	81,718
Theodore J. Hoepner	224,546,919	17,899,484	81,718
James S. Hunt	236,810,334	5,636,069	81,718
Toni Jennings	234,932,597	7,513,806	81,718
Timothy R.M. Main	241,840,046	606,357	81,718
H. Palmer Proctor, Jr.	231,728,377	10,718,026	81,718
Wendell S. Reilly	234,088,195	8,358,208	81,718
Chilton D. Varner	234,893,167	7,553,236	81,718

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2020. Of the shares voted, 241,219,143 voted in favor, 1,232,479 voted against and 76,499 abstained.

The shareholders approved, on an advisory basis, the compensation of the Named Executive Officers.  Of the shares voted, 234,109,852 voted in favor, 8,068,399 voted against and 268,143 abstained.  There were also 81,727 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2020

BROWN & BROWN, INC.

By:	/S/ Robert W. Lloyd
Robert W. Lloyd Executive Vice President, Secretary and General Counsel